UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 10, 2010
EASTMAN CHEMICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12626 (Commission File Number)	62-1539359 (IRS Employer Identification No.)

200 South Wilcox Drive Kingsport, TN (Address of principal executive offices)	37662 (Zip Code)
Registrant’s telephone number, including area code: (423) 229-2000
None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01.	Other Events
     On December 10, 2010, Eastman Chemical Company (the “Company”) issued and sold $250 million aggregate principal amount of 3% Notes due 2015 and $250 million aggregate principal amount of 4.5% Notes due 2021 (together, the “Notes”) pursuant to an underwriting agreement with Citigroup Global Markets Inc., J.P. Morgan Securities LLC, and RBS Securities Inc., as representatives of several underwriters. The Notes were issued under an indenture, dated January 10, 1994, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York), as trustee, and are evidenced by global notes. The Notes are unsecured, unsubordinated general obligations of the Company. The Notes were sold pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-159259) filed with, and declared effective by, the Securities and Exchange Commission (the “SEC”) on May 15, 2009 (the “Registration Statement”), and the prospectus supplement and issuer free writing prospectus, each of which were filed with the SEC on December 1, 2010.
     The Company is filing as exhibits to this Form 8-K the following exhibits to the Registration Statement:
1.	Underwriting Agreement, dated December 1, 2010, by and among the Company and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, and RBS Securities Inc., as representatives of the several underwriters

2.	Form of 3% Note due 2015

3.	Form of 4.5% Note due 2021

4.	Opinion of Jones Day regarding the validity of the Notes

5.	Consent of Jones Day
     The net proceeds from the sale of the Notes were used to pay a portion of the purchase price in the Company’s previously announced cash tender offer for certain outstanding debt securities (the “Tender Offer”). Pursuant to the Tender Offer, which expired at 12:00 midnight, New York City time, on December 8, 2010, the Company accepted for purchase, and paid for, an aggregate of $255,579,000 principal amount of the Company’s 7 1/4% Debentures due 2024, $146,099,000 principal amount of the Company’s 7 5/8% Debentures due 2024, $76,604,000 principal amount of the Company’s 7.60% Debentures due 2027 and $21,721,000 principal amount of the Company’s 6.30% Notes due 2018.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Number	Exhibit
1.1
Underwriting Agreement, dated December 1, 2010, by and among the Company and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, and RBS Securities Inc., as representatives of the several underwriters

4.1	Form of 3% Note due 2015

4.2	Form of 4.5% Note due 2021

5.1	Opinion of Jones Day regarding the validity of the Notes

23.1	Consent of Jones Day (contained in Exhibit 5.1)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN CHEMICAL COMPANY
	By:	/s/ Scott V. King
	Name:	Scott V. King
	Title:	Vice President, Controller, and Chief Accounting Officer
Date: December 10, 2010

EXHIBIT INDEX

Number	Exhibit
1.1
Underwriting Agreement, dated December 1, 2010, by and among the Company and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, and RBS Securities Inc., as representatives of the several underwriters

4.1	Form of 3% Note due 2015

4.2	Form of 4.5% Note due 2021

5.1	Opinion of Jones Day regarding the validity of the Notes

4